UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
December 30, 2015
(Date of earliest event reported)
OLD DOMINION FREIGHT LINE, INC.
(Exact name of registrant as specified in its charter)
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Commission file number: 0-19582

Virginia	56-0751714
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification No.)

500 Old Dominion Way
Thomasville, North Carolina 27360
(Address of principal executive offices)
(Zip Code)
(336) 889-5000
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously announced, effective December 31, 2015, J. Wes Frye retired from the positions of Senior Vice President – Finance, Chief Financial Officer and Assistant Secretary of Old Dominion Freight Line, Inc. (the “Company”). On December 30, 2015, in connection with Mr. Frye’s retirement, the Compensation Committee of the Company’s Board of Directors awarded Mr. Frye a special retirement cash award of $250,000, payable on or about December 31, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
OLD DOMINION FREIGHT LINE, INC.

By:    /s/ John P. Booker, III
John P. Booker, III
Vice President – Controller
(Principal Accounting Officer)
Date: January 4, 2016